American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Equity Index Fund
Supplement dated January 21, 2013 ■ Summary Prospectus and Prospectus dated August 1, 2012

At a meeting held on December 4, 2012, the Board of Directors approved management’s plan to liquidate the fund on March 26, 2013.

The fund will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on January 25, 2013.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may need to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. As a result, the fund may not be fully pursuing its stated investment objective.

In addition, the portfolio managers may invest up to 100% of the fund's net assets in futures contracts in order to allow the fund's cash holdings to maintain exposure to the market movements of the S&P 500 Index.  The use of futures may also help reduce transaction costs associated with raising cash to meet redemption requests. While the fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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